EXHIBIT 99.1

         ARIAD To Host Analyst Conference Call June 15, 2004;
            Audio May Be Accessed By Webcast Or Telephone

    CAMBRIDGE, Mass.--(BUSINESS WIRE)--June 9, 2004--ARIAD Pharmaceuticals, Inc. (Nasdaq: ARIA) today announced that it will host a conference call for biotechnology investment analysts on Tuesday, June 15, 2004, at 11 a.m. (ET). The Company's senior management will discuss the clinical results of its lead oncology product candidate, AP23573, which were summarized in a press release issued June 7, and its plans for advancing the clinical development of this product candidate, which will be released before the market opens on June 15.
    Biotechnology industry analysts associated with investment banks and institutional funds are invited to call ARIAD's investor relations office at 610-407-9260 to obtain information that will enable them to participate in the Q&A of the conference call.
    A direct link to a live audio webcast of the conference call can be accessed at ARIAD's website (http://www.ariad.com/investor) by clicking on this link. An archived audio webcast also will be available beginning approximately two hours after completion of the conference call until 5:00 p.m. (ET) on Tuesday, June 22, 2004. To ensure a timely connection to the live webcast, it is recommended that participants register at least fifteen minutes prior to the scheduled webcast.
    Alternatively, the conference call can be heard by calling 888-842-0024 (U.S.) or 617-801-9702 (international) and providing the pass code number 52889596. Telephone replay will be available beginning approximately two hours after completion of the conference call until 5:00 p.m. (ET) on Tuesday, June 22, 2004. To access the replay, please call 888-286-8010 (U.S.) or 617-801-6888
(international) and provide the pass code number 89039170
    ARIAD is engaged in the discovery and development of breakthrough medicines to treat cancer by regulating cell signaling with small molecules. The Company is developing a comprehensive approach to patients with cancer that addresses the greatest medical need - aggressive and advanced-stage cancers for which current treatments are inadequate. ARIAD also has an exclusive license to pioneering technology and patents related to certain NF-(kappa)B treatment methods, and the discovery and development of drugs to regulate NF-(kappa)B cell-signaling activity.

    Additional information about ARIAD can be found on the web at http://www.ariad.com.

    Some of the matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. These risks include, but are not limited to, risks and uncertainties regarding the Company's ability to conduct preclinical and clinical studies of its product candidates, risks and uncertainties that clinical trial results at any phase of development may be adverse or may not be predictive of future results or lead to regulatory approval of any of the Company's product candidates, and risks and uncertainties relating to regulatory oversight, intellectual property claims, the timing, scope, cost and outcome of legal proceedings, future capital needs, key employees, dependence on the Company's collaborators and manufacturers, markets, economic conditions, products, services, prices, reimbursement rates, competition and other risks detailed in the Company's public filings with the Securities and Exchange Commission, including ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The information contained in this document is believed to be current as of the date of original issue. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

    CONTACT: ARIAD Pharmaceuticals, Inc.
             Tom Pearson, 610-407-9260
             or
             Kathy Lawton, 617-621-2345